Earnings Call Presentation Q4 2014 March 2, 2015

Safe Harbor Language This press release contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward- looking statements. Forward-looking statements, such as the statements regarding our expectations with respect to actions by the FCC, future increases in our revenue and profitability and other statements contained in this release regarding matters that are not historical facts, involve predictions. Any forward-looking statements made in this press release are accurate as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 1

Financial Results Summary

Fourth Quarter Comparison

- Revenue, Net income / (loss) and Adjusted EBITDA of $22.1 million, $92.0 million and $3.8 million, respectively vs. $21.0 million, ($234.8) million and $3.9 million, respectively in prior year period
- Duplex, SPOT and Simplex service revenue improved 2%, 7% and 14% respectively, over Q4 2013
- SPOT and Simplex equipment revenue increased 9% and 48%, respectively, over Q4 2013

Full Year Comparison

- Revenue, Net loss and Adjusted EBITDA of $90.1 million, ($462.9) million and $17.4 million, respectively vs. $82.7 million, ($591.1) million and $11.8 million, respectively in prior year period
- Duplex, SPOT and Simplex service revenue improved 18%, 4% and 10% respectively, over 2013
- SPOT and Simplex equipment revenue increased 38% and 11%, respectively, over 2013

($ in millions except ARPU data)

INCOME STATEMENT SUMMARY	Q1 2013	Q2 2013	Q3 2013	Q4 2013	2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2014
Revenue:										
Service revenue										
Duplex	$4.8	$5.4	$6.2	$6.3	$22.8	$5.9	$6.9	$7.7	$6.5	$27.0
SPOT	7.1	6.9	7.0	7.0	27.9	7.0	7.0	7.5	7.5	29.1
Simplex	1.8	1.6	2.1	2.0	7.6	1.9	2.2	2.0	2.3	8.4
IGO & Other	1.6	1.6	1.7	1.4	6.3	1.5	1.7	1.3	0.9	5.4
Total Service Revenue	$15.4	$15.4	$17.1	$16.8	$64.6	$16.2	$17.9	$18.5	$17.2	$69.8
Equipment sales revenue	$3.9	$4.4	$5.5	$4.2	$18.1	$4.3	$6.1	$4.9	$4.9	$20.2
Total revenue	**$19.3**	**$19.8**	**$22.5**	**$21.0**	**$82.7**	**$20.5**	**$24.0**	**$23.4**	**$22.1**	**$90.1**
Cost of services	$7.5	$7.2	$8.2	$7.3	$30.2	$6.9	$7.1	$7.9	$7.7	$29.7
Cost of subscriber equipment sales	2.9	3.6	4.1	2.9	13.6	3.1	4.3	3.8	3.6	14.9
Marketing, general, and administrative	6.9	6.6	9.1	7.3	29.9	7.8	8.2	8.8	8.7	33.5
Depreciation, amortization, and accretion	20.3	22.1	23.7	24.5	90.6	23.3	22.0	21.0	19.8	86.1
Reduction in the value of inventory / long-lived assets	0.0	0.0	0.0	5.8	5.8	0.0	7.3	0.0	14.5	21.8
Total operating expenses	$37.7	$39.4	$45.1	$47.8	$170.1	$41.1	$49.0	$41.5	$54.3	$186.0
Loss from operations	($18.4)	($19.6)	($22.6)	($26.8)	($87.4)	($20.6)	($25.0)	($18.1)	($32.2)	($95.9)
Gain (Loss) on extinguishment of debt	0.0	(47.2)	(63.6)	1.7	(109.1)	(10.2)	(16.5)	(12.9)	(0.2)	(39.8)
Other income (expense)	(6.6)	(59.3)	(118.7)	(208.9)	(393.5)	(219.6)	(391.2)	160.5	124.1	(326.2)
Income tax expense	(0.1)	(0.1)	(0.1)	(0.8)	(1.1)	(0.2)	(1.0)	(0.1)	0.4	(0.9)
Net Income (loss)	**($25.1)**	**($126.3)**	**($205.0)**	**($234.8)**	**($591.1)**	**($250.5)**	**($433.7)**	**$129.4**	**$92.0**	**($462.9)**
Adjusted EBITDA (1)	**$2.5**	**$2.9**	**$2.5**	**$3.9**	**$11.8**	**$3.8**	**$5.0**	**$4.8**	**$3.8**	**$17.4**
ARPU										
Duplex	$19.24	$21.29	$24.50	$24.97	$22.54	$27.43	$38.41	$40.18	$32.51	$29.69
Duplex Adjusted ARPU (2)	28.20	31.18	35.73	36.45	32.98	33.73	38.41	40.18	32.51	36.03
SPOT	10.45	10.69	10.64	10.54	10.04	10.52	10.34	10.73	10.51	10.48
Simplex	3.20	2.70	3.32	3.00	3.03	2.58	2.88	2.46	2.74	2.69
IGO / Wholesale	1.89	2.11	2.10	2.45	2.13	2.32	2.56	1.83	1.93	2.16

(1) Adjusted to exclude non-cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, R&D costs associated with the development of new products and certain other one-time charges. See reconciliation to GAAP Net Income (loss) on Annex A.

(2) Duplex ARPU for prior period adjusted for deactivation of approximately 26,000 suspended or non-paying subscribers in Q1 2014.

2

Globalstar

$19.8 $18.4 $22.8 $27.0 $15.0 $30.0 2011 2012 2013 2014 $24.49 $24.97 $32.98 $36.03 $20.00 $30.00 $40.00 2011 2012 2013 2014 65,387 57,670 57,503 67,362 45,000 60,000 75,000 2011 2012 2013 2014 6,419 6,751 15,252 18,773 - 10,000 20,000 2011 2012 2013 2014 2014 Financial Performance 23% Growth Duplex Performance Duplex Gross Adds Adjusted EBITDA(2) Adjusted Ending Subscribers(1) 17% Growth Duplex Service Revenue 18% Growth Duplex Adjusted ARPU(1) 9% Growth ($ in millions) 3 (2) Adjusted to exclude non-cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, R&D costs associated with the development of new products and certain other one-time charges. See reconciliation to GAAP Net Income (loss) on Annex B. (1) Adjusted for deactivation of approximately 26,000 suspended or non-paying subscribers in Q1 2014. $3.6 $27.3 $33.8 $21.8 ($14.2) ($12.6) ($8.5) ($6.4) $9.8 $11.8 $17.4 ($20.0) ($10.0) $0.0 $10.0 $20.0 $30.0 $40.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Liquidity Review and Balance Sheet Highlights $38.9 $40.9 $45.5 $47.5 $48.2 $51.7 $42.5 $47.4 $53.5 $60.4 $68.2 $71.8 $71.8 $71.8 $47.0 $22.8 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2010 2011 2012 2013 2014 2011 5% Notes 2009 8% Notes Subordinated Loan 2013 8% Notes Subordinated Debt Principal Balances Liquidity and Capital Sources Review as of December 31, 2014 (1) $159.8 $205.7 $214.5 $159.0 Cash & Cash Eq. Terrapin Equity Line Debt Service Reserve Account Total Liquidity Unrestricted Liquidity $7.1 $24.0 $37.9 $69.0 $31.1 ($ in millions) (1) For the purposes of this schedule, excludes cash flow from operations. 4 $91.0

2014 Highlights  Completed gateway repair procedures and built-out sales and marketing infrastructure in Brazil  Executed agreement with partner TE.SA.M. Peru providing Company with long- term operational oversight and ability to sell directly in the region  Completed gateway construction in Botswana – expands Company’s Simplex and SPOT presence in Africa  Continued growth in Adjusted EBITDA – 47% increase year-over-year  Globalstar’s shares listed on NYSE MKT on April 21, 2014 – improves visibility and trading liquidity  Reduced pricing on hardware and expanded sales force to drive subscriber growth  Launched STX3, Sat-Fi and the 9600 in 2014 – broadens addressable market  Satellite augmented, scalable, reliable and secure air traffic management solution  Second-generation upgrades to be complete by 2016 – provides enhanced services, 25x increase in speeds and significant reduction in product bill of materials  On November 1, 2013, the Federal Communications Commission voted to release Globalstar’s requested NPRM over 22 MHz of spectrum including licensed (2483.5- 2495 MHz) and adjacent ISM spectrum (2473-2483.5 MHz)  Comment cycle concluded June 4, 2014  Next step: FCC demonstration – March 2015 Operational & Liquidity Geographical Expansion New Products and Future Opportunities Spectrum Proceeding 5

MSS Growth Initiatives  Introduced aggressive rebate programs for two-way Duplex – material success in 2014. Reduced pricing initiatives to continue in 2015 – fuels subscriber growth in core territories, generating high-margin recurring revenue stream for Globalstar.  Re-engaging dealer network & expanded into additional channels to augment distribution  Established complementary reseller model offering – access to additional points of presence to fuel subscriber growth and market share improvement  Rolled out pre-paid offering, expanded rental options and introduced no-cost roaming through Large Home Zone initiative – currently leveraging improved service offerings to expand distribution network Expanding Market Share in Existing Footprint 6 Expanding Footprint to Cover Additional Territories New Product Rollouts Broadening MSS Relevance Globalstar’s focus on expanding MSS business comprises three key initiatives – 1) market share improvement in traditional core markets, 2) penetrating new markets through effective capital deployment, and 3) the continued release of affordable and feature-rich MSS devices  Fully restored gateway operations in Brazil; invested in sales and marketing infrastructure and experienced significant growth since upgrading operations  Executed agreement with TE.SA.M Peru, Globalstar’s IGO partner – agreement provides Globalstar the ability to sell directly in the region  Completed construction of new gateway in Botswana – expands Globalstar’s Simplex and SPOT presence in Africa  Entered into a contract for the sale of a Globalstar gateway for installation in Eastern Europe. Subject to securing third party contracts, licenses and permits, purchaser to become a provider of mobile satellite services exclusively over the Globalstar System. Company anticipates operations to commence in 2016.  Completed 3 new product launches in 2014 including STX3, Sat-Fi & the 9600  The 9600 allows existing satellite phone subscribers to pair Wi-Fi enabled devices to access Globalstar’s network for data services  Sat-Fi represents a ground breaking technology that converts any Wi-Fi enabled device into a satellite phone – low price mass market version to be released in 2016  STX3 – world’s lowest power- consuming satellite network chipset. Low cost and easy to integrate STX3 chipsets allow VARs and OEMs to develop smaller, more efficient M2M solutions.  Current R&D efforts focused on decreased bill of materials and reduction of form factor – integration of Hughes chips allows for the development and rollout of affordable devices

SPOT Product Rescues: 3,500  Since 2007, Globalstar’s SPOT customers have initiated over 3,500 rescues globally, averaging 2 people per rescue  On average, Globalstar’s SPOT customers are initiating 1 rescue everyday somewhere around the world  No other communications product has achieved the life saving record of SPOT SPOT Rescue Map: 3,500 Rescues and Counting 7

Globalstar’s Upgraded Ground Network 8 Globalstar’s upgraded ground network will allow for improved voice and data transfer speeds as well as the development of new products. Key Vendors Scope of Work Benefit to Globalstar Ground Network ● Design, supply and implement the Radio Access Network (“RAN”) ground network ● Design second-generation interface chips for new handsets ● New chipsets will significantly lower the cost of Globalstar handsets and other devices ‒ Enables Globalstar to release affordable products with a small form factor ● Upgrades air interface to modern standards Core Network ● Develop, implement and maintain a ground interface, or core network, system ● Modern and standard telco core network for maximum flexibility ● Enables voice and data transfer rates of up to 256 kbps for uplink and downlink ● Allows additional product functionality and applications Second-Generation Ground Rollout Schedule Initial Deliveries North American Installations Rest of the World Installations Complete 2015 2016

ALAS – Space-Based Air Traffic Management System Recent 7,000 Mile Flight Demonstrating Our Dual-Link Space-Based ADS-B System ● Full Duplex capability for sending flight information to and from aircraft in real-time ● Supports ADS-B in (FIS-B and TIS-B) applications, as well as ADS-B out ● Fully compatible with both 1090 MHz extended squitter (for commercial aviation) and 978 MHz UAT (Universal Access Transceiver) for aircraft operating below 18,000 feet ● Substantial and scalable capacity ensures ability to track all aircraft globally ● Highly reliable system with minimal points of failure ADS-B Ground station ADS-B Ground station 9

FCC’s NPRM Regulatory Update Globalstar’s NPRM Process Overview November 13, 2012 Globalstar Files Petition for Rulemaking January 20, 2013 Initial & Reply Comments Filed September 5, 2013 FCC Circulates NPRM Internally November 1, 2013 FCC Unanimously Votes For and Releases NPRM February 19, 2014 NPRM Publication in Federal Register May 5, 2014 Comment Due Date June 4, 2014 Reply Comment Due Date Expected Shortly Process Completion Com p le te d 10

Key Value Drivers  Fully restored satellite network for core MSS operations with a new $1 billion constellation  Diverse business lines across consumer, commercial and government markets  Historically, focus has been on North America – beginning in 2014, operational focus has materially expanded to include new territories such as Central and South America, Southern Africa and Eastern Europe  1.6 GHz and 2.4 GHz U.S. license  Expecting 2.4 GHz Terrestrial Low Power Service (“TLPS”) authority shortly − Managed, carrier grade service − Increased data speeds and range − Leverages existing Wi-Fi infrastructure  ITU authority for 25.225 MHz – opportunity to free up terrestrial authority worldwide  Unique globally harmonized position  Opportunity to deploy terrestrial services including TLPS after U.S. approval – leverages worldwide Wi-Fi standards and devices Core MSS Operations U.S. Spectrum Value Global Spectrum Value 11

Annex A – Reconciliation of Quarterly Adjusted EBITDA 12 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Net Income (loss) ($25.1) ($126.3) ($205.0) ($234.8) ($250.5) ($433.7) $129.4 $92.0 Interest income and expense, net 7.8 15.2 16.9 28.0 10.9 13.9 9.1 9.4 Derivative (gain) loss (0.5) 29.9 97.5 179.1 209.4 376.3 (167.0) (132.6) Income tax expense (benefit) 0.1 0.1 0.1 0.8 0.2 1.0 0.1 (0.4) Depreciation, amortization, and accretion 20.3 22.1 23.7 24.5 23.3 22.0 21.0 19.8 EBITDA $2.6 ($59.0) ($66.7) ($2.5) ($6.7) ($20.6) ($7.4) ($11.8) Reduction in the value of long-lived assets & inventory $0.0 $0.0 $0.0 $5.8 $0.0 $7.3 $0.0 $14.5 Non-cash compensation 0.4 0.3 1.2 0.4 0.8 0.6 1.3 1.2 Research and development 0.2 0.1 0.2 0.1 0.1 0.1 0.1 0.2 Severance 0.0 - - - - - - - Foreign exchange and other (income) loss (0.6) 0.2 1.5 1.8 (0.7) 1.1 (2.6) (0.8) (Gain) Loss on extinguishment of debt - 47.2 63.6 (1.7) 10.2 16.5 12.9 0.2 Non-cash adjustment related to international operations - - - - - - - 0.4 Loss on future equity issuance - 14.0 2.7 - - - - - Write off of deferred financing costs - - - - 0.2 - - - Brazil litigation expense accrual - - - - - - 0.4 - Adjusted EBITDA $2.5 $2.9 $2.5 $3.9 $3.8 $5.0 $4.8 $3.8

Annex B – Reconciliation of Annual Adjusted EBITDA

($ in millions)

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Net Income (loss)	$0.4	$18.7	$23.6	($27.9)	($22.8)	($74.9)	($97.5)	($54.9)	($112.2)	($591.1)	($462.9)
Interest income and expense, net	1.3	(0.0)	2.1	5.9	1.0	5.9	4.6	4.8	21.5	67.8	43.2
Derivative (gain) loss	-	-	-	3.2	3.3	16.0	30.0	(23.8)	(7.0)	306.0	286.1
Income tax expense (benefit)	(4.3)	2.5	(14.1)	2.9	(2.3)	(0.0)	0.4	(0.1)	0.4	1.1	0.9
Depreciation, amortization, and accretion	2.0	3.0	6.7	13.1	27.0	21.9	27.4	50.0	69.8	90.6	86.1
Other income (expense)	-	2.3	7.9	-	-	-	-	-	-	-	-
EBITDA	**($0.7)**	**$26.5**	**$26.3**	**($2.8)**	**$6.2**	**($31.3)**	**($35.1)**	**($24.0)**	**($27.5)**	**($125.6)**	**($46.6)**
Reduction in the value of long-lived assets & inventory	$0.1	$0.1	$1.9	$19.1	$0.4	$0.9	$16.0	$12.4	$8.6	$5.8	$21.8
Non-cash compensation	-	-	1.2	9.6	12.9	10.6	1.0	2.2	1.3	2.3	3.9
Research and development	-	-	-	-	2.7	4.3	3.7	1.8	0.3	0.6	0.5
Severance	-	-	-	-	-	1.6	2.1	1.3	0.1	0.0	-
Foreign exchange and other (income) loss	-	-	4.0	(8.7)	4.5	(0.7)	0.8	0.9	2.3	3.0	(3.0)
(Gain) Loss on extinguishment of debt	-	-	-	-	(41.4)	-	-	-	-	109.1	39.8
Non-cash adjustment related to international operations	-	-	-	-	-	-	-	-	-	-	0.4
Revenue recognized from Open Range lease term.	-	-	-	-	-	-	-	(2.0)	-	-	-
Thales arbitration expenses	-	-	-	-	-	-	-	1.0	1.8	-	-
Contract termination charge	-	-	-	-	-	-	-	-	22.0	-	-
Loss on future equity issuance	-	-	-	-	-	-	-	-	-	16.7	-
Write off of deferred financing costs	-	-	-	-	-	-	-	-	0.8	-	0.2
Brazil litigation expense accrual	-	-	-	-	-	-	-	-	-	-	0.4
Other one time non-recurring charges	4.1	0.6	0.4	4.7	0.6	1.9	2.9	-	-	-	-
Adjusted EBITDA	**$3.6**	**$27.3**	**$33.8**	**$21.8**	**($14.2)**	**($12.6)**	**($8.5)**	**($6.4)**	**$9.8**	**$11.8**	**$17.4**

13

Globalstar